-15-




EXHIBIT INDEX


Exhibit No.                                                    Page No.

(2)-1     Asset Purchase Agreement, dated as of December 15,  Incorporated
          1995, between Cincinnati Milacron Inc. and          by reference
          TRINOVA Corporation, filed as Exhibit (2)-1 to
          Form 8-K filed on January 16, 1996. (Schedules and exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K. Such schedules and exhibits are listed and described in the Asset Purchase
          Agreement. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Asset Purchase Agreement to the Commission upon request.)

(2)-2     Asset Purchase Agreement, dated December 15, 1995,  Incorporated
          between Cincinnati Milacron U.K. Limited and        by reference
          TRINOVA Limited, filed as Exhibit (2)-2 to
          Form 8-K filed on January 16, 1996. (Schedules and exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 6.01(b)(2) of Regulation S-K. Such schedules and exhibits are listed and described in the Asset Purchase
          Agreement. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Asset Purchase Agreement to the Commission upon request.)

(23)      Consent of Independent Auditors                           16